UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________

FORM 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2010
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ICAHN ENTERPRISES L.P.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	1-9516	13-3398766
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

767 Fifth Avenue, Suite 4700, New York, NY 10153
(Address of Principal Executive Offices) (Zip Code)

(212) 702-4300
    (Registrant’s Telephone Number, Including Area Code)

N/A
    (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Icahn Enterprises L.P. (the “Company”) announced today that, effective August 4, 2010, Keith A. Meister is resigning from the Company.  Mr. Meister served as Principal Executive Officer and Vice Chairman of the Board of Directors of Icahn Enterprises G.P. Inc. (“Icahn Enterprises GP”), the Company’s general partner. Daniel A. Ninivaggi, the Company’s President, will serve as the principal executive officer of Icahn Enterprises GP effective August 4, 2010.

Section 8 – Other Events

Item 8.01   Other Events.

On August 4, 2010, the Company issued a press release with respect to the resignation of Mr. Meister, a copy of which is attached hereto.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

99.1 - Press Release dated August 4, 2010.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAHN ENTERPRISES L.P. (Registrant)

By:	Icahn Enterprises G.P. Inc., its general partner

By:	/s/ Dominick Ragone
Dominick Ragone
Chief Financial Officer

Date:   August 4, 2010